Related party disclosures	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Related party disclosures
31. Related party disclosures
Key management personnel

Total compensation	2023 $m	2022 $m	2021 $m
Short-term employment benefits	18.6	18.7	19.3
Contributions to defined contribution pension plans	0.5	0.5	0.5
Equity compensation benefits a	15.8	13.4	8.1
	34.9	32.6	27.9

a	As measured in accordance with IFRS 2 ‘Share-based Payment’.
There were no other transactions with key management personnel, defined as the Board and Executive Committee, during the years ended
31 December 2023, 2022 or 2021.
Associates and joint ventures

	2023 $m	2022 $m	2021 $m

Fee revenue	11	9	3

Amounts receivable	19	10	11

Amounts payable	(10)	–	–
The Group has a performance guarantee with a maximum exposure remaining of $6m (2022: $10m) for one associate. In 2021, the Group had an outstanding guarantee of $12m against the bank loan of another associate.
The Group funds shortfalls in owner returns relating to the Barclay associate (see note 15). In addition, loans both to and from the Barclay associate of $237m (2022: $237m) are offset in accordance with the provisions of IAS 32 ‘Financial Instruments: Presentation’ and presented net in the Group statement of financial position. Interest payable and receivable under the loans is equivalent. The loans have an average interest rate of 4.0% (2022: 2.7%) and interest is presented net in the Group income statement. Notes 6 and 15 contain details of other transactions with the Barclay associate.
Amounts receivable include $12m preferred equity investments in two associates which is presented within Other financial assets.